UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 10, 2023

IAC Inc.

(Exact name of registrant as specified in charter)

Delaware	001-39356	84-3727412
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

555 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 314-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	IAC	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Principal Accounting Officer

On August 10, 2023, Erik Bradbury was appointed as Senior Vice President and Controller (Principal Accounting Officer) of IAC Inc. (the “Company” or “IAC”)), effective on or about September 18, 2023 (the “Effective Date”). Prior to this appointment, Mr. Bradbury, age 45, served as Chief Accounting Officer (Principal Accounting Officer) of DraftKings, Inc. (a digital sports entertainment and gaming company (“DraftKings”)) since September 2020. In this capacity, Mr. Bradbury oversaw DraftKings’ corporate accounting functions, including SEC and regulatory reporting, operational accounting, accounting policy and the development of relevant accounting positions. Prior to his tenure at DraftKings, Mr. Bradbury was a Partner with Ernst & Young LLP (a Big Four accounting firm (“E&Y”)) from July 2017 through September 2020. From September 2015 until September 2017, Mr. Bradbury served as a Professional Accounting Fellow at Financial Executives International. Prior to his role as a Professional Accounting Fellow, Mr. Bradbury spent 11 years in Ernst & Young’s U.S. Assurance practice, where he served in multiple roles, including within the National Professional Practice Group, Financial Accounting Advisory Services practices and as an auditor. Mr. Bradbury received a degree in accounting from Brigham Young University and is a Certified Public Accountant.

In connection with his appointment, as of the Effective Date, Mr. Bradbury shall receive a grant of IAC restricted stock units with a dollar value of $1.6 million pursuant to the Company’s 2018 Stock and Annual Incentive Plan, which award shall be scheduled to vest in four equal annual installments (25%) on the anniversary of the Effective Date, subject to continued service.

Departure of Principal Accounting Officer

On August 10, 2023, Michael H. Schwerdtman, Senior Vice President, Controller (Principal Accounting Officer) notified the Company that he was retiring from his position, effective as of the Effective Date, after having served in such role since December 2004. Mr. Schwerdtman will remain an employee of the Company and continue to serve as an advisor from the Effective Date through March 1, 2024. The Company thanks Mr. Schwerdtman for his nearly 20 years of service and contributions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC Inc.

By:	/s/ Kendall Handler
Name:	Kendall Handler
Title:	Executive Vice President & Chief Legal Officer

Date: August 16, 2023

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